UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Brookfield DTLA Fund Office Trust Investor Inc.

(Name of Registrant as Specified in its Charter)

Panning Master Fund, LP

Panning Capital Management, LP

Panning Holdings GP, LLC

William M. Kelly

Kieran W. Goodwin

Franklin S. Edmonds

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

September 23, 2014

2014 ANNUAL MEETING

OF STOCKHOLDERS OF

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

PROXY STATEMENT OF PANNING MASTER FUND, LP, PANNING CAPITAL

MANAGEMENT, LP, PANNING HOLDINGS GP, LLC, WILLIAM M. KELLY,

KIERAN W. GOODWIN, FRANKLIN S. EDMONDS AND NOMINEES NAMED

BELOW

This proxy statement and the accompanying proxy card are being furnished to holders of the 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) of Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”), with its principal place of business located at 250 Vesey Street, New York, NY 10281, in connection with the solicitation by Panning Master Fund, LP, Panning Capital Management, LP, Panning Holdings GP, LLC (collectively, “Panning,” “us” or “we”) and the other Participants (as hereinafter defined) of proxies to be used at the annual meeting of stockholders of the Company, which is to be held on October 17, 2014 at 11:00 a.m. (New York time), at 250 Vesey Street, New York, NY 10281, and at any adjournments, postponements or continuations thereof (the “Annual Meeting”). We refer to Panning and the Principals (as defined below) collectively as “The Panning Group”.

This proxy statement and the accompanying proxy card are first being furnished to holders of the Series A Preferred Stock (“Series A Preferred Stockholders”) on or about September 23, 2014. The Series A Preferred Stock is currently listed on the New York Stock Exchange (the “NYSE”) as “DTLA PR.”

At the Annual Meeting, we will seek to elect to the Board of Directors of the Company (the “Board”) two individual nominees—Alan Carr and Craig Perry (each a “Nominee” and, collectively, the “Nominees”). Each of the Nominees has consented to being named in this proxy statement, and to serve as a director if elected. Pursuant to this proxy statement, Panning is soliciting proxies from Series A Preferred Stockholders to (1) vote FOR each of the Nominees and (2) vote FOR adjournment of the Annual Meeting if a quorum is not present at the time of the Annual Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees.

PLEASE VOTE FOR THE ELECTION OF EACH OF ALAN CARR AND CRAIG PERRY AS DIRECTORS OF THE COMPANY USING THE ENCLOSED PROXY CARD.

If your shares of Series A Preferred Stock are registered in your own name, please sign and date the enclosed proxy card and return it in the postage-paid envelope provided today.

If your shares of Series A Preferred Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, that institution can vote on your behalf only with your specific instructions. Please promptly submit your instructions to your custodian by telephone, by Internet, or by signing, dating and returning the enclosed proxy card.

Please note that because The Panning Group is requesting that your custodian forward proxy materials to you, you are NOT required to attend the Annual Meeting in person in order to vote your shares. Simply follow the easy instructions on the enclosed proxy card in order for your shares to be represented at the Annual Meeting by proxy.

If you have any questions, require assistance in submitting your proxy, or need additional copies of our proxy materials, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

BACKGROUND OF THE SOLICITATION

As of the date of this proxy statement, Panning Master Fund, LP, a private investment company (the “Master Fund”), is the record owner of 914,375 shares of Series A Preferred Stock, which represents approximately 9.4% of the number of shares of Series A Preferred Stock outstanding as of the close of business on August 29, 2014 (the “Record Date”). Panning Capital Management, LP (“Panning Capital Management”) serves as investment manager to the Master Fund. Panning Holdings GP, LLC (“Holdings”) is the general partner of Panning Capital Management. Mr. William M. Kelly, Mr. Kieran W. Goodwin and Mr. Franklin S. Edmonds (collectively, the “Principals”) are the co-managing members of Holdings. As a result, each of Panning Capital Management, Holdings and each of the Principals has shared voting power and shared dispositive power with regard to the 914,375 shares of Series A Preferred Stock held of record by the Master Fund.

As described in the Company’s Information Statement on Schedule 14C, filed with the Securities and Exchange Commission (the “Commission”) on September 2, 2014 (the “Information Statement”):

On April 24, 2013, an Agreement and Plan of Merger (as amended by that Waiver and First Amendment to Agreement and Plan of Merger, dated as of May 19, 2013, that Second Amendment to Agreement and Plan of Merger, dated as of July 10, 2013, and that Third Amendment to Agreement and Plan of Merger, dated as of August 14, 2013, the “Merger Agreement”) was entered into by and among Brookfield DTLA Holdings LLC (“DTLA Holdings”), a Delaware limited liability company, the Company, Brookfield DTLA Fund Office Trust Inc. (“REIT Merger Sub”), a Maryland corporation and a direct subsidiary of the Company, Brookfield DTLA Fund Properties LLC, a Maryland limited liability company and a direct subsidiary of REIT Merger Sub (“Partnership Merger Sub”), MPG Office Trust, Inc. (“MPG”), a Maryland corporation, and MPG Office, L.P. (the “MPG Partnership”), a Maryland limited partnership. Pursuant to the Merger Agreement, on June 14, 2013, an affiliate of Brookfield Office Properties Inc., a corporation under the laws of Canada (“BPO”) commenced an offer (the “Tender Offer”) to purchase all of the outstanding shares of the 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of MPG (collectively, the “MPG Preferred Stock”). The Tender Offer was completed on October 15, 2013 immediately prior to the consummation of the REIT Merger (defined below). Pursuant to the terms of the Merger Agreement, on October 15, 2013 (i) MPG was merged with and into REIT Merger Sub, with REIT Merger Sub as the surviving entity of such merger (the “REIT Merger”) and (ii) immediately after the effective time of the REIT Merger, Partnership Merger Sub was merged with and into the MPG Partnership (the “Partnership Merger” and together with the REIT Merger, the “Mergers”), with the MPG Partnership as the surviving entity of the Partnership Merger. At the effective time of the REIT Merger, each share of MPG Preferred Stock issued and outstanding immediately prior to the effective time of the REIT Merger automatically converted into, and was canceled in exchange for, the right to receive one share of Series A Preferred Stock with rights, terms and conditions substantially the same as those of the MPG Preferred Stock prior to the REIT Merger.

In 2010, as a result of MPG’s failure to pay dividends on the Series A Preferred Stock for six or more quarterly periods, the holders of MPG Preferred Stock became entitled to elect two members of the Board of Directors of MPG (the “MPG Preferred Directors”). At a special meeting of holders of MPG Preferred Stock held on February 2, 2011, the holders of MPG Preferred stock elected Messrs. Robert M. Deutschman and Edward J. Ratinoff as the MPG Preferred Directors. At the 2012 annual meeting of stockholders of MPG, the last annual meeting of stockholders of MPG prior to the consummation of the REIT Merger, the holders of MPG Preferred Stock re-elected Messrs. Deutschman and Ratinoff as the MPG Preferred Directors.

Under the articles supplementary classifying and designating the Series A Preferred Stock (the “Articles”), any and all accrued and unpaid dividends (whether or not such dividends are declared) on each share of MPG Preferred Stock in exchange for which a share of Series A Preferred Stock was issued pursuant to the REIT Merger are treated as if accrued by the Company with respect to such share of Series A Preferred Stock prior to the date of original issue pursuant to the REIT Merger (we refer to such accrued amount as the “MPG Preferred Accrual”). Under the Articles, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears (including the MPG Preferred Accrual), holders of Series A Preferred Stock are entitled to elect two members of the Board of Directors of the Company (the “Preferred Directors”). Upon the consummation of the REIT Merger, Messrs. Deutschman and Ratinoff were appointed to the Board as the initial Preferred Directors.

Each director elected by the holders of Series A Preferred Stock serves for a one-year term and until his successor is duly elected and qualifies, or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears (including the MPG Preferred Accrual), as well as dividends for the then current period. If there is a vacancy during the term of office of a director elected by the holders of Series A Preferred Stock, such vacancy must be filled by the written consent of the remaining director elected by the holders of Series A Preferred Stock or, if no such director remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock.

On July 22, 2014, holders of record of at least ten percent (10%) of the outstanding shares of Series A Preferred Stock, including the Master Fund, requested in writing that the Company call a special meeting of the Series A Preferred Stockholders for the purpose of electing, by plurality vote, two Preferred Directors to be determined by the Series A Preferred Stockholders voting together as a single class. On July 24, 2014, Panning nominated two individuals, Alan Carr and Craig Perry, for election to the Board as Preferred Directors.

On August 5, 2014, the Company responded and indicated that, because the Company expected to hold its annual meeting of stockholders on or around October 17, 2014 for the election of directors and any other business within the powers of the Company that require the approval of the Company’s stockholders, pursuant to the Articles the election of the Preferred Directors will take place at the Annual Meeting and the Company will not call a special meeting for that purpose. Further, on August 7, 2014, the Company raised certain issues with respect to the validity of Panning’s nominations.

On August 14, 2014, the Company announced that the Board had adopted and approved the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective as of August 11, 2014, that, among other things, incorporated certain advance notice provisions for director nominations and shareholder proposals. Notwithstanding Panning’s belief that its earlier nomination of the Nominees was and remained valid, on August 19, 2014, Panning reaffirmed its nomination of the Nominees in accordance with the Amended Bylaws. The Company has since acknowledged, including in the Information Statement, that the Company has accepted the timely nomination by Panning of Alan Carr and Craig Perry for election as Preferred Directors to serve a one year term or until their successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears (including the MPG Preferred Accrual), as well as dividends for the then current period.

We are currently not aware of any other stockholder that has nominated any person for election as a Preferred Director at the Annual Meeting. The Company has indicated that it has not nominated any individuals for election as Preferred Directors, and that no additional nominations have been submitted to the Company in accordance with the Company’s Amended Bylaws. Therefore, only Messrs. Carr and Perry will stand for election as Preferred Directors at the Annual Meeting.

Panning believes that Messrs. Carr and Perry possess the skills and experience necessary to effectively manage the business and affairs of the Company and assist it in developing future strategic plans. See the information under the heading “Election of Directors” for additional information about the Nominees.

On August 14, 2014, the Company announced that the Annual Meeting of Stockholders has been called for Friday, October 17, 2014, at 11:00 A.M., New York time, at 250 Vesey Street, New York, NY 10281. The Board fixed the close of business on August 29, 2014 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In connection with the Annual Meeting, the Board has not nominated any person for election as a Preferred Director and, in the Information Statement, the Company disclosed that it will not solicit proxies for the Annual

Meeting. However, if the Series A Preferred Stockholders fail to achieve a quorum and elect Messrs. Carr and Perry to the Board of Directors, the Company’s existing Preferred Directors will retain their positions on the Board.

WHO MAY VOTE

You are entitled to vote in the election of two Preferred Directors if you were a holder of record of Series A Preferred Stock as of the close of business on August 29, 2014, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. According to the Information Statement, at the close of business on the record date, 9,730,370 shares of Series A Preferred Stock were outstanding and entitled to vote. If you held shares of Series A Preferred Stock on the Record Date through a bank, broker or other custodian, you may use the enclosed proxy card to instruct such custodian to vote your shares on your behalf.

Panning intends to vote all of the shares it beneficially owns FOR the election of each of the Nominees and will vote FOR an adjournment of the Annual Meeting if a quorum is not present at the time of the Annual Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees.

We urge all holders of Series A Preferred Stock to promptly vote by proxy to ensure that their shares are represented at the Annual Meeting.

VOTING AND PROXY PROCEDURE

Voting of Shares

Holders of record of Series A Preferred Stock as of the close of business on August 29, 2014 are entitled to one vote per share of Series A Preferred Stock for each of the two Preferred Directors to be elected at the Annual Meeting by the holders of Series A Preferred Stock. Holders of Series A Preferred Stock shall vote as a single class to elect the Preferred Directors. The enclosed proxy card provides simple instructions for voting by telephone, Internet or mail.

All shares of Series A Preferred Stock for which proxies are received in time to be delivered at the Annual Meeting before the polls are closed at the Annual Meeting will be voted at the Annual Meeting.

YOUR VOTE IS IMPORTANT. THE PANNING GROUP SEEKS YOUR VOTE FOR

THE TWO NOMINEES. PLEASE SUBMIT YOUR PROXY TODAY USING THE

ENCLOSED PROXY CARD—BY TELEPHONE, INTERNET OR BY SIGNING,

DATING AND RETURNING THE PROXY CARD.

If you do not vote by proxy or attend the Annual Meeting and vote in person, your shares of Series A Preferred Stock will not be voted in the election of Preferred Directors. Under the Company’s governing documents, holders of Series A Preferred Stock have voting rights in connection with the Annual Meeting solely with respect to the election of the two Preferred Directors. Panning knows of no other items of business that will be presented for consideration of the Series A Preferred Stockholders at the Annual Meeting other than those described in this Information Statement.

Quorum; Counting Votes

In order for there to be a vote on any matter at the Annual Meeting, there must be a quorum. In order to have a quorum for the transaction of business by the Series A Preferred Stockholders, Series A Preferred Stockholders entitled to cast one-third of all the votes entitled to be cast by the Series A Preferred Stockholders must be present in person or by proxy. In determining whether there is a quorum, shares held by persons attending the Annual Meeting in person will be counted as present for purposes of determining a quorum; however, shares owned by the Company are not voted and do not count for this purpose. Abstentions are counted as present for determining the presence of a quorum. If we fail to obtain a quorum for the transaction of business by the Series A Preferred Stockholders at the Annual Meeting, holders of a majority of shares of Series A Preferred Stock, present in person or by proxy, may adjourn the meeting without notice other than announcement at the Annual Meeting.

According to the Company’s Information Statement, all votes will be tabulated by the inspector of election appointed for the Annual Meeting, a representative of Broadridge Financial Solutions, Inc., who will separately tabulate affirmative and negative votes and abstentions.

Votes Required to Elect Preferred Directors and Adopt Other Proposals

In order to be elected as a director by the Series A Preferred Stockholders, a nominee must receive a plurality of all votes cast by the Series A Preferred Stockholders at the Annual Meeting.

For purposes of calculating votes cast in the election of directors, votes withheld will not be counted as votes cast “for” or “against” a director and will have no effect on the election of directors.

In order to approve the proposal to adjourn the Annual Meeting if a quorum is not present at the time of the Annual Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees, the affirmative vote of the majority of shares of Series A Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the record date must be obtained, regardless of whether a quorum is present.

The accompanying proxy card will be voted in accordance with the Series A Preferred Stockholder’s instructions on such proxy card. Series A Preferred Stockholders may vote for each of the Nominees by marking the proper boxes on the proxy card. If the proxy card is signed and returned but no instructions are given, the proxy card will be voted FOR all Nominees and will be voted FOR adjournment of the Annual Meeting if a quorum is not present at the time of the Annual Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees.

Other Matters To Be Considered At The Annual Meeting

Except as set forth above, we are not aware of any matters to be brought before the Annual Meeting for the vote of Series A Preferred Stockholders. Should other matters properly be brought before the Annual Meeting, including any procedural matters, the enclosed proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such other matters and on all matters incident to the conduct of the Annual Meeting.

Revocation of Proxies

Any Series A Preferred Stockholder signing and returning the enclosed proxy card may revoke it at any time before it is voted at the Annual Meeting by: (i) providing a timely, later-dated written revocation of proxy to The Panning Group, care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 or to the Corporate Secretary of the Company at 250 Vesey Street, 15th Floor, New York, NY 10281, on or before the business day prior to the Annual Meeting; (ii) providing a timely, later-dated and properly executed proxy to The Panning Group, care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 or to the Corporate Secretary of the Company at 250 Vesey Street, 15th Floor, New York, NY 10281, on or before the business day prior to the Annual Meeting; or (iii) voting in person at the Annual Meeting. Although a revocation is effective if delivered to the Company, The Panning Group requests that either original or photostatic copies of all revocations be mailed to The Panning Group, care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 so that The Panning Group will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding shares of Series A Preferred Stock represented thereby.

INFORMATION ABOUT PARTICIPANTS IN THE SOLICITATION

Each of Panning, each of the Principals and each of the Nominees (collectively, the “Participants”), is considered a participant in this solicitation for proxies at the Annual Meeting. Additional information concerning the Participants is set forth in Annex A to this proxy statement.

In connection with Panning’s nomination of each of Messrs. Carr and Perry, each Nominee entered into a letter agreement with Panning Capital Management pursuant to which Panning Capital Management agreed to indemnify such Nominee from and against any losses resulting from or arising out of the nomination by Panning of such Nominee for election as a director of the Company. Each of the Nominees has consented to being named as a nominee for election to the Board in any proxy, consent or information statement issued relating to the election of directors of the Company at the Annual Meeting (and any adjournments or postponements thereof), or at any special meeting of holders of Series A Preferred Stock called for the purpose of electing directors to be determined by the Series A Preferred Stockholders (and any adjournments or postponements thereof), or otherwise, and has agreed to serve as a director if so elected.

Other than as disclosed above, there are no agreements pursuant to which any of the Nominees were chosen as Nominees and there are no arrangements or understandings pursuant to which the Nominees are proposed to be elected.

DIRECTOR COMPENSATION

Information regarding the Company’s director compensation program is set forth in Annex B to this proxy statement.

ELECTION OF DIRECTORS

According to the Company’s Information Statement, the Board currently consists of seven members as follows, each of whom serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified: G. Mark Brown, Michelle L. Campbell, Bryan K. Davis, Robert M. Deutschman, Edward J. Ratinoff, Paul L. Schulman and Robert L. Stelzl.

We are seeking your support at the Annual Meeting to elect each of the Nominees as members of the Board to replace Robert M. Deutschman and Edward J. Ratinoff as Preferred Directors. If elected, each of the Nominees would serve a one-year term and until their respective successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A Preferred Stock that are in arrears (including the MPG Preferred Accrual), as well as dividends for the then current period.

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments and directorships for the past five years of each of the Nominees. Each of the Nominees is a citizen of the United States of America. Each of the Nominees is independent under the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K and New York Stock Exchange rules and each would be eligible to serve on the audit committee of the Company, if so chosen.

Alan Carr, age 44

Alan Carr is an investment professional with almost 20 years of experience working from the principal and advisor side on complex, process-intensive financial situations and he is the founder of Drivetrain Advisors, a fiduciary services firm that supports the investment community in legally- and process-intensive investments as a representative, director, or trustee. Prior to founding Drivetrain Advisors in 2013, Mr. Carr was a Managing Director at Strategic

Value Partners, LLC (“Strategic Value Partners”), where he led financial restructurings for companies in North America and Europe, working in both the US and Europe over nine years. Prior to joining Strategic Value Partners, Mr. Carr was a corporate attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he represented clients in various major transactions. Prior to that, he was an attorney at Ravin, Sarasohn, Baumgarten, Fisch & Rosen, P.C. Mr. Carr currently serves on the Board of Directors of Tanker Investments Ltd., a specialized investment company organized under the laws of the Republic of the Marshall Island and traded on the Oslo Stock Exchange, which is focused on the oil tanker market, a position he has held since January 2014. Mr. Carr currently does and has previously served on various boards of private companies in North America, Europe and Asia.

Craig Perry, age 35	Craig Perry is the Chief Executive Officer and founder of Haloroc Holdings Corporation, a private holding company with a focus on investing in the real estate, financial and energy markets. Prior to founding Haloroc, Mr. Perry was a Managing Director at Panning Capital from the firm’s inception in October 2012 until June 2014. From 2008 to 2012, Mr. Perry was a founding partner at Sabretooth Capital Partners, an investment management firm, and served as the co-portfolio manager of Sabretooth’s event-driven and macro investment team. Previously, Mr. Perry held positions at Swiss Re Financial Products Corporation and Credit Suisse Group as a portfolio manager with a focus on equities and distressed credit. Mr. Perry began his career as an analyst at King Street Capital Management. Mr. Perry is a board member of Cortland Partners, a private multifamily real estate firm with over 25,000 units under management. Mr. Perry holds a Bachelor of Arts in Economics from Princeton University.

To our knowledge, none of the Nominees has any contract, arrangement or understanding with the Company or with any person with respect to Company securities, or any financial interest concerning the Company. None of the Nominees own, beneficially or of record, any securities of the Company.

We do not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares represented by the enclosed proxy card will be voted for substitute nominees, to the extent this is not prohibited under the bylaws of the Company and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution.

WE STRONGLY URGE YOU TO VOTE FOR THE NOMINEES—BY TELEPHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED WITH THIS PROXY STATEMENT. IF YOU SIGN THE ENCLOSED WHITE PROXY CARD WITHOUT INDICATING YOUR VOTE, YOU WILL BE DEEMED TO HAVE DIRECTED THE APPOINTED PROXIES TO VOTE YOUR SHARES FOR THE ELECTION OF ALL OF THE NOMINEES AND FOR THE ADJOURNMENT OF THE ANNUAL MEETING IF A QUORUM IS NOT PRESENT AT THE TIME OF THE ANNUAL MEETING OR IF OTHERWISE NECESSARY TO SOLICIT ADDITIONAL PROXIES TO ELECT THE NOMINEES.

SOLICITATION OF PROXIES

Proxies may be solicited from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries in person and by mail, phone, publication and electronic means.

Panning intends to enter into an agreement with Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $20,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

The Panning Group will pay the cost of the solicitation of proxies at the Annual Meeting, including the cost of preparing, assembling and mailing this proxy material to Series A Preferred Stockholders. The Panning Group will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred forwarding solicitation materials to the beneficial owners of the Series A Preferred Stock. If this solicitation is successful and any or all Nominees are elected to the Board, The Panning Group intends, without seeking further approval by the Company’s stockholders, to seek reimbursement of the solicitation expenses from the Company, which The Panning Group believes is customary. Several of Panning’s officers, Principals, and regular full-time employees may solicit proxies during the course of their ordinary employment and will not receive any additional compensation.

ADDITIONAL INFORMATION

The following information is extracted from the Company’s Information Statement.

******

The principal business address of the Company is 250 Vesey Street, 15th Floor, New York, NY 10281. The Company’s telephone number is (212) 417-7000.

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the Company’s next Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2015 notice of annual meeting, your proposal must be received by the Company no later than 90 days before the first anniversary of the prior year’s date of mailing of the notice of the preceding year’s annual meeting (i.e., September 2, 2014), but no more than 120 days prior to such date, and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from any proxy statement or any annual or special meeting, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act. The Series A Preferred Stock is the only publicly listed security of the Company and, under our charter and the Amended Bylaws, holders of Series A Preferred Stock have no voting rights other than with respect to the election of Preferred Directors. Therefore, stockholders other than DTLA Holdings may not vote on proposals at the Company’s annual meetings or special meetings other than the election of Preferred Directors.

Under the Articles, at any time when holders of Series A Preferred Stock have the right to elect Preferred Directors, the holders of 10% or more of the outstanding shares of Series A Preferred Stock may, by written request, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing Preferred Directors. The Company must then mail to record holders of Series A Preferred Stock a notice of such special meeting to be held not less than ten and not more than 45 days after the date such notice is given unless such notice was received within ninety (90) days of the date of the upcoming annual meeting of the Company, in which case the election of the Preferred Directors will take place at an annual meeting of the Company and the Company will not call for a special meeting. To be elected at an annual or special meeting, Preferred Directors must receive a plurality of all the votes cast at such meeting.

******

In addition, according to the Company’s Amended Bylaws, matters to be brought at an annual meeting of stockholders, including director nominations and any person wishing to nominate a director or bring any other business before the stockholders at an annual meeting must comply with the procedures contained in the Company’s Amended Bylaws, must notify the Secretary of the Company in writing in a timely manner and such nominations or business must otherwise be a proper matter for action by the stockholders. According to the Amended Bylaws, to be timely, the notice must be delivered to the Company’s secretary at the principal executive office of the Company (i) not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting or (ii) if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, not earlier than the 120th day prior to the date of mailing of the notice for such annual mailing and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the date on which public announcement of the date of mailing of the notice for such meeting is first made.

The information concerning the Company contained in this proxy statement (including the annexes hereto) has been taken from, or is based upon, publicly available documents on file with the Commission and other publicly available information. Although the Participants have no knowledge that would indicate that statements relating to the Company contained in this proxy statement in reliance upon publicly available information are inaccurate or incomplete, the Participants are not in a position to verify any such information or statements.

ANNEX A

INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION

In addition to each of the Nominees, Panning and each of the Principals is a participant in the solicitation of proxies with respect to the Annual Meeting.

The Master Fund is a private investment company. Panning Capital Management serves as investment manager to the Master Fund. Holdings is the general partner of Panning Capital Management. The Principals are the co-managing members of Holdings. Each of the Principals is a citizen of the United States of America. The principal business address of each of the Master Fund, Panning Capital Management, Holdings and the Principals is 510 Madison Avenue, Suite 2400, New York, NY 10022.

INTERESTS OF THE PARTICIPANTS IN THE SOLICITATION

As of the date of this proxy statement, the Master Fund is the record owner of 914,375 shares of Series A Preferred Stock, which represents approximately 9.4% of the number of shares of Series A Preferred Stock outstanding as of the close of business on August 29, 2014. Panning Capital Management serves as investment manager to the Master Fund. Holdings is the general partner of Panning Capital Management. The Principals are the co-managing members of Holdings. As a result, each of Panning Capital Management, Holdings and each of the Principals has shared voting power and shared dispositive power with regard to the 914,375 shares of Series A Preferred Stock held of record by the Master Fund. Except as described in this proxy statement, none of Panning, the Principals or the Nominees beneficially owns, as of the date hereof, any debt or equity securities of the Company.

A-1

ANNEX B

DIRECTOR COMPENSATION

As described in the Information Statement, the Company’s directors who are employees of the Company do not receive any compensation for service as directors of the Company. The table below summarizes the compensation earned by the Company’s independent directors during the fiscal year ended December 31, 2013:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Robert M. Deutschman	31,250	—	—	—	—	31,250
Edward J. Ratinoff	32,500	—	—	—	—	32,500

(1)	Each non-independent member of the Board does not receive any additional compensation from the Company for his or her services as a director.
(2)	Amounts shown in Column (b) are those earned during the fiscal year ended December 31, 2013 for annual retainer fees, committee fees and/or chair fees.

The foregoing is qualified in its entirety by reference to the Information Statement.

B-1

ANNEX C

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

The following information is extracted from the Company’s Information Statement. In addition, as disclosed in this proxy statement, as of the date of this proxy statement, Panning beneficially owns 914,375 shares of Series A Series A Preferred Stock, which represents approximately 9.4% of the number of shares of Series A Series A Preferred Stock outstanding as of the Record Date.1 Panning Capital Management serves as investment manager to the Master Fund, a private investment company. Holdings is the general partner of Panning and the Principals are the co-managing members of Holdings.

******

Based on the Company’s review of all forms filed by holders of Series A Preferred Stock with the SEC with respect to ownership of shares of Series A Preferred Stock and other information, as of August 29, 2014, set forth below is a table that shows how much of the Company’s Series A Preferred Stock was beneficially owned on August 29, 2014, by each person known to the Company to beneficially own more than 5% of the Company’s Series A Preferred Stock. Please note that under U.S. securities laws, the Series A Preferred Stock is generally not considered voting stock and, therefore, persons beneficially owning more than 5% of the Company’s Series A Preferred Stock have no obligation to notify the Company or the SEC of their beneficial ownership of such Series A Preferred Stock. Consequently, there may be other holders of more than 5% of the Series A Preferred Stock that are not known to the Company.

Name and Address of Beneficial Owner	Number of Shares of Series A Preferred Stock(1)		Percent of Class(1)
Panning Capital Management, LP 510 Madison Avenue, Suite 2400 New York, NY 10022(2)	914,375	(2)	9.4	%(2)

(1)	Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Series A Preferred Stock actually outstanding at the record date.
(2)	Information regarding Panning Capital Management, LP was obtained from a Schedule 13D, filed with the SEC by Panning Capital Management, LP on July 24, 2014. Panning Capital Management, LP reported that, at July 22, 2014, the following entities and natural persons possessed shared power to vote, and shared power to direct the disposition of, the respective amount of shares that follow: Panning Capital Management, LP—914,375; Panning Holdings GP, LLC—914,375; William M. Kelly—914,375; Kieran W. Goodwin—914,375; and Franklin S. Edmonds—914,375.

As of April 25, 2014, DTLA Holdings owns 100% of the issued and outstanding shares of the Company’s Common Stock.

******

[1]	The following entities and natural persons possess shared power to vote, and shared power to direct the disposition of, the respective amount of shares that follow: Panning Capital Management, LP—914,375; Panning Holdings GP, LLC—914,375; William M. Kelly—914,375; Kieran W. Goodwin—914,375; and Franklin S. Edmonds—914,375.

C-1

SERIES A PREFERRED STOCKHOLDER PROXY

FOR THE ANNUAL MEETING OF

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

TO BE HELD OCTOBER 17, 2014

SOLICITED ON BEHALF OF PANNING MASTER FUND, LP, PANNING CAPITAL

MANAGEMENT, LP, PANNING HOLDINGS GP, LLC, WILLIAM M. KELLY,

KIERAN W. GOODWIN, FRANKLIN S. EDMONDS (COLLECTIVELY, “THE PANNING GROUP”) AND

THE NOMINEES NAMED BELOW.

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.

The undersigned hereby appoints and constitutes each of Rayan R. Joshi and James E. Bedar (acting alone or together) as proxies, with full power of substitution in each, to act and to vote all shares of the 7.625% Series A Cumulative Redeemable Preferred Stock of Brookfield DTLA Fund Office Trust Investor Inc. held of record by the undersigned at the close of business on August 29, 2014, at the Annual Meeting of Stockholders to be held on October 17, 2014 at 11:00 a.m. (New York time) at 250 Vesey Street, New York, New York, and at any adjournments, postponements or continuations thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may come before the meeting, and to otherwise represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2. IF ANY OTHER MATTERS, INCLUDING PROCEDURAL MATTERS, ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES APPOINTED HEREBY.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting or any adjournment, postponements or continuations thereof.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

Please mark your vote as in this example ☒

THE PANNING GROUP RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1. Proposal to elect each of Alan Carr and Craig Perry as directors of the Company.

To elect:	FOR	WITHHOLD

(01) Alan Carr	☐	☐

(02) Craig Perry	☐	☐

2. Adjournment of the Annual Meeting if a quorum is not present at the time of the Annual Meeting or if otherwise necessary to solicit additional proxies to elect the Nominees	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:                                          , 2014

Signature:

Signature (if jointly held):

Title(s):

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.